UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2005 through August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT AUGUST 31, 2006

Undiscovered
Managers
Funds

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
    (formerly Undiscovered Managers REIT Fund)
Undiscovered Managers Small Cap Growth Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	4
JPMorgan Realty Income Fund	6
Undiscovered Managers Small Cap Growth Fund	8
Schedules of Portfolio Investments	10
Financial Statements	20
Financial Highlights	30
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	49
Trustees	50
Officers	52
Schedule of Shareholder Expenses	54
Board Approval of Investment Advisory Agreements	56
Tax Letter	59

HIGHLIGHTS

•	Consumer confidence was affected by rising interest rates, high energy prices and the Middle East conflict

•	The economy demonstrated resilience at the start of 2006

•	The labor market showed some weakening during the period

•	Housing figures varied for the year

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Undiscovered Managers Funds. Inside, you’ll find information detailing the performance of the Funds for the 12 months ended August 31, 2006, along with reports from the portfolio managers.

“Increasing oil prices, rising
interest rates and vacillating
economic news weighed on the
minds of investors and lurked
consistently on the economic
landscape over the past
12 months.”

Investors Grapple with Mixed Economic News

Increasing oil prices, rising interest rates and vacillating economic news weighed on the minds of investors and lurked consistently on the economic landscape over the past 12 months. The U.S. economy grew at a 1.6% annual pace in the fourth quarter of 2005, a slowdown from 4.2% in the previous quarter. The decline was due in large part to a decrease in auto sales and effects of Hurricane Katrina. However, the economy demonstrated resilience at the start of 2006, with the labor market showing great improvement as jobless claims edged below 300,000 and the unemployment rate dropped to 4.7% in January. By July, the unemployment figures released showed a five-month high of 4.8%, up from 4.6 % in the previous month. In August, the rate slipped slightly to 4.7%, and employers added 188,000 jobs during the month.

Consumer confidence has been volatile, affected by rising interest rates, high energy prices and the Middle East conflict. The Conference Board Consumer Confidence Index hit 103.8 in December 2005, and then rose to 106.3 in January. Consumer confidence continued to rise throughout the spring, reaching 109.6 in April from 107.2 the prior month, despite the price of oil topping $75 a barrel that month. In August, the Conference Board’s Consumer Confidence Index fell to 99.6, lower than analysts’ expectations and below 100 for the first time since November 2005.

Housing data was varied during the year. Sales of new U.S. homes increased 1.9% in December. However, during the same month, sales of existing homes fell 5.7%, the lowest in nearly two years. In the spring, housing data was mixed, as home starts fell 7.8% in March while sales of new homes increased by 8.0% during the same period. In May, housing starts and existing home sales declined, while new home sales decreased by 1.8%. By July, data reflected a continued slowdown in the housing sector. Both new and existing home sales declined, with the latter falling for the fourth consecutive quarter.

While interest rate hikes by the Federal Open Market Committee (FOMC) were on a consistent 25-basis point (bps) schedule, the year did include the transition from long-time Federal Reserve (Fed) Chairman Alan Greenspan to new Chairman Ben S. Bernanke. While rates had been steadily increased since June 2004, the market consensus by the spring was that the FOMC was near the end of its tightening cycle. However, comments by Bernanke in March sparked a reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the fed funds rate was increased by 25 bps, the 15th-consecutive rate increase since June 2004. The Fed raised rates at the two subsequent meetings in May and June, and then halted the string of rate increases at the August 8 meeting, seeking to give policymakers the opportunity to assess the effect the rate hikes have had on the economy.

Similar Returns across All Capitalizations

The broad stock market, as measured by the S&P 500 Index, returned 8.88% during the 12 months ended August 31, 2006. Small-capitalization stocks, as measured by the S&P SmallCap 600 Index, returned a slightly lower 7.15%, while their mid-cap counterparts, as measured by the S&P MidCap 400 Index, returned 6.67%.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. While investors are still grappling with the outlook for monetary policy, equity markets have moved higher as energy prices have retreated and recently released key data suggests that the economy may be on course for a soft landing.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 31, 1997
Fiscal Year-End	August 31
Net Assets as of 8/31/06 (In Thousands)	$117,864
Primary Benchmark	Russell 2500 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital by investing primarily in common stocks of U.S. companies that have growth characteristics, returned –7.64% (Institutional Class Shares) for the 12 months ended August 31, 2006.* This compared to its benchmark, the Russell 2500 Growth Index, which returned 6.06% over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Most of the Fund’s underperformance relative to its benchmark during the period resulted from stock selection rather than sector allocation. Notable detractors from performance included PortalPlayer Inc., the semiconductor and IT developer; Openwave Systems, the software provider; and Kos Pharmaceuticals Inc., the specialty pharmaceutical company. These detractors to both relative and absolute performance were all in the information technology and healthcare sectors. Exposure in the energy sector also detracted from performance.

The Fund’s stock selection was adversely affected by the recent stock option back-dating scandal. Approximately 80 companies are currently under investigation by the U.S. Securities and Exchange Commission for alleged option back-dating schemes. The investigations are most prevalent in the consumer discretionary, healthcare and information technology sectors, where we find most of our investment ideas.

Top performers included NVIDIA Corporation, the IT and graphics developer; RealNetworks Inc., the Internet media provider; and Priceline.com, the Internet-based travel service. Other contributors for the period came from the healthcare and industrial sectors.

Q:	HOW WAS THE FUND MANAGED?

A:	When looking for securities, we seek stocks that we believe are mispriced based on behavioral biases rather than the more typical mispricings (price-to-expense ratio, price-to-book ratio or growth rates) used by other investment managers.

The results offer a portfolio that is different from the typical small- to mid-growth manager, and produces, on average, a low correlation to the benchmark. In the last half of the period, we bought a number of new companies where we believe mispricing had occurred due to behavioral biases. While the coming quarters will determine whether these stocks will outperform, the important distinction is that there are always companies exceeding the market’s expectations. Over a full market cycle, we expect the Fund’s performance will be driven by security selection, as the impact on performance from the consistent sector tilts will likely neutralize over time.

PORTFOLIO COMPOSITION**

Information Technology	37.1%
Health Care	22.4
Consumer Discretionary	17.4
Industrials	9.2
Consumer Staples	4.4
Telecommunication Services	3.9
Energy	2.0
Short-Term Investments	3.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	NVIDIA Corp.	4.9%
2.	Intuitive Surgical, Inc.	3.7
3.	Thomas & Betts Corp.	3.1
4.	Gen-Probe, Inc.	3.1
5.	Priceline.com, Inc.	2.8
6.	GATX Corp.	2.7
7.	THQ, Inc.	2.6
8.	Men’s Wearhouse, Inc.	2.6
9.	Dade Behring Holdings, Inc.	2.6
10.	Kyphon, Inc.	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

2   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(7.98)	7.83%	5.14%
With Sales Charge*		(12.82)	6.68	4.44
CLASS B SHARES	6/4/04
Without CDSC		(8.43)	7.60	4.99
With CDSC**		(13.43)	7.30	4.99
CLASS C SHARES	6/4/04
Without CDSC		(8.43)	7.60	4.99
With CDSC***		(9.43)	7.60	4.99
INSTITUTIONAL CLASS SHARES	12/31/97	(7.64)	8.15	7.10
INVESTOR CLASS SHARES	7/31/98	(7.93)	7.84	5.14

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/97 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/31/97.

Historical performance shown for Class A, B and C Shares prior to their inception date is based on the performance of Investor Class Shares. The actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1997 to August 31, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2500 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2500 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 28, 1998
Fiscal Year-End	August 31
Net Assets as of 8/31/06 (In Thousands)	$206,922
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation by investing primarily in common stocks of U.S. companies that have value characteristics, returned 5.49% (Institutional Class Shares) for the 12-month period ended August 31, 2006.* This compares to a return of 12.72% for the Russell 2000 Value Index, the Fund’s benchmark.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Most of the Fund’s underperformance versus its benchmark over the one-year period resulted from stock selection rather than sector exposure, which is typical for the Fund’s performance versus its benchmark. The strongest detractors for the period were overweight positions in the consumer discretionary and consumer staples sectors and an underweight in the industrials sector. Detractors from performance included Hudson Highland Group, the professional staffing and search firm; Valassis Communication, the marketing services company; and Westwood One, the radio and television broadcasting company.

Conversely, stock selection in the financials and utilities sectors contributed positively to the Fund’s performance. Top contributors included NVIDIA Corporation, the IT and graphics developer; Investment Technology Group Inc., provider of technology-based trading services and transaction research; and General Cable Corporation, the industrial manufacturer of wire and cable.

Q:	HOW WAS THE FUND MANAGED?

A:	In this strategy, we seek companies that have underperformed for an extended period but are showing credible indications that operations are turning around. The strategy pursues a bottom-up approach to stock selection that meets its investment philosophy criteria. As such, the strategy may be over- or underweight in certain sectors to capitalize on overreaction bias. In certain situations, investors are vulnerable to the behavioral biases known as “representativeness” and “saliency,” which leads people who are vulnerable to these biases to overreact to new information in revising their forecasts.

To capitalize on overreaction, we seek to identify situations where the market overreacts to new information that is both negative and temporary in nature. By overreacting to such news, the market’s expectations regarding the company’s future prospects are biased downward, resulting in an underpriced stock that should subsequently provide above-normal returns.

PORTFOLIO COMPOSITION**

Consumer Discretionary	26.1%
Information Technology	19.1
Financials	18.1
Health Care	7.1
Industrials	6.6
Consumer Staples	6.2
Energy	6.0
Materials	4.2
Utilities	3.1
Short-Term Investments	4.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Cable Corp.	1.7%
2.	Health Net, Inc.	1.7
3.	Synaptics, Inc.	1.6
4.	Convergys Corp.	1.6
5.	Investors Financial Services Corp.	1.6
6.	Allegheny Energy, Inc.	1.6
7.	Spartech Corp.	1.5
8.	McCormick & Co., Inc.	1.5
9.	OMI Corp.	1.5
10.	Chiquita Brands International, Inc.	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

4   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		5.30%	12.96%	16.53%
With Sales Charge*		(0.23)	11.75	15.72
CLASS B SHARES	6/4/04
Without CDSC		4.76	12.72	16.37
With CDSC**		(0.24)	12.47	16.37
CLASS C SHARES	6/4/04
Without CDSC		4.76	12.71	16.36
With CDSC***		3.76	12.71	16.36
INSTITUTIONAL CLASS SHARES	12/28/98	5.49	13.07	16.60

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/28/98 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/28/98.

Historical performance shown for Class A, B and C Shares prior to their inception date is based on the performance of Institutional Class Shares. The actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Core Funds Index from December 28, 1998 to August 31, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   5

JPMorgan Realty Income Fund
    (formerly Undiscovered Managers REIT Fund)

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1998
Fiscal Year-End	August 31
Net Assets as of 8/31/06 (In Thousands)	$165,142
Primary Benchmark	MSCI US REIT Index

Q.	HOW DID THE FUND PERFORM?

A:	The JPMorgan Realty Income Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income by investing primarily in equity securities of real estate investment trusts (REITs), returned 27.62% (Institutional Class Shares) for the 12 months ended August 31, 2006.* This compared to the 24.85% return of its benchmark, the MSCI US REIT Index over the same period.

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	Stock selection was particularly strong in the office and apartment sub-sectors. The strongest relative contributors were Arden Realty Group Inc., a California-based commercial-property REIT, and InterContinental Hotels, the U.K.-based hotel group. Arden’s stock price appreciated over the period as investors acknowledged strong fundamentals in the Southern California office market. The company, whose stock also rose on speculation that it was a takeover target, was acquired by GE Real Estate in December 2005. InterContinental Hotels’ shares increased as the outlook for hotel operators and owners remained positive. Occupancies and rising rates reflected the strong underlying fundamentals of tight room supply and strong demand for accommodations driven by both business and personal travel.

Although the Fund outperformed overall, stock selection in the health and self-storage sectors detracted from results. Two names in particular detracted from results: Mills Corporation, a regional mall REIT, and Boston Properties, an office REIT. Mills’ stock price suffered throughout the period from several accounting restatements and the news that the SEC was launching a formal investigation. Despite our thorough review of the company’s published and official filings, press coverage and market reaction to the announcement of the SEC’s formal investigation negatively affected the Fund. Our underweight position in Boston Properties negatively affected returns after the company was added to the S&P 500 Index.

Q.	HOW WAS THE FUND MANAGED?

A.	The Fund seeks to achieve consistent, well-diversified, long-term returns (appreciation and income) that exceed the total return of its benchmark by investing primarily in equity REITs. We draw upon our network of global economists, equity and fixed-income research analysts and real estate investors to develop a sustainable information advantage. We project long-term cash flow for each REIT and value REITs using a proprietary dividend discount model. Stock selection, not sector bets, drives performance.

PORTFOLIO COMPOSITION**

Multifamily	19.3%
Regional Malls	19.2
Industrial	11.3
Hotels	10.8
Diversified	10.6
Office	9.7
Shopping Centers	5.7
Health Care	4.8
Manufactured Homes	2.5
Wireless Equipment	1.8
Storage	0.8
Real Estate Management & Development	0.5
Mortgage Banks	0.4
Short-Term Investments	2.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Simon Property Group, Inc.	7.8%
2.	Apartment Investment & Management Co.	6.8
3.	Archstone-Smith Trust	6.6
4.	ProLogis	6.0
5.	Vornado Realty Trust	6.0
6.	Brandywine Realty Trust	3.9
7.	Weingarten Realty Investors	3.4
8.	Pennsylvania Real Estate Investment Trust	3.4
9.	AMB Property Corp.	3.3
10.	Host Hotels & Resorts, Inc.	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

6   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		27.17%	21.63%	15.29%
With Sales Charge*		20.50	20.33	14.58
CLASS B SHARES	6/4/04
Without CDSC		26.46	21.35	15.14
With CDSC**		21.46	21.17	15.14
CLASS C SHARES	6/4/04
Without CDSC		26.46	21.35	15.13
With CDSC***		25.46	21.35	15.13
R CLASS SHARES	5/15/06	27.65	21.85	15.41
INSTITUTIONAL CLASS SHARES	1/1/98	27.62	21.84	15.41

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/01/98 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/98.

Historical performance shown for Class A, B and C Shares prior to their inception date is based on the performance of Institutional Class Shares. The actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.

Returns for the R Class Shares prior to its inception are calculated using the historical expenses of the Institutional Class Shares, which are higher than the expenses of the R Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI US REIT Index and the Lipper Real Estate Funds Index from January 1, 1998 to August 31, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded Real Estate Investment Trusts (REITs), designed to measure real estate equity performance. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   7

Undiscovered Managers Small Cap Growth Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	October 2, 2000
Fiscal Year-End	August 31
Net Assets as of 8/31/06 (In Thousands)	$293,352
Primary Benchmark	Russell 2000 Growth Index

Q.	HOW DID THE FUND PERFORM?

A.	The Undiscovered Managers Small Cap Growth Fund, which seeks to provide long-term capital appreciation by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less and growth characteristics, returned 3.42% (Institutional Class Shares) for the one-year period ended August 31, 2006.* This compared to its benchmark, the Russell 2000 Growth Index, which returned 6.00% for the same period.

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	For the 12 month period, the Fund underperformed its benchmark with the health care and consumer discretionary sectors detracting most from performance. Companies that detracted most from performance were Pixelworks Inc. (semiconductor company), Credence Systems Corporation (service provider to semiconductor industry), Cyberonics Inc. (provider of medical devices), CV Therapeutics Inc. (biopharmaceutical company) and Genesis Microchip Inc. (semiconductor company). Securities contributing most to performance were Maxtor Corporation (technology provider), Cephalon Inc. (biopharmaceutical company), Polycom Inc. (communications products), Red Hat Inc. (software provider) and Lattice Semiconductor Corporation (software developer).

Over the past 12 months, value stocks have dramatically outperformed growth stocks and we have seen a significant style shift among sectors represented in the Russell benchmarks. The Fund was negatively affected as dramatic increases in energy and raw material prices led to a significant increase in non-traditional growth sectors, industry groups and companies in the Russell growth indexes. This change has been most pronounced in the Russell 2000 Growth Index where the materials and processing, and energy sectors encompass 182 companies representing over 15% of the benchmark. This is the largest weighting of materials, processing and energy stocks in the Russell 2000 Growth Index since March 1995, after which, for the five-year period ending June 30, 2000, growth outperformed value stocks across all market-cap segments by the widest margin since the inception of the Russell benchmarks in 1979.

Q.	HOW WAS THE FUND MANAGED?

A.	Our investment strategy and discipline is focused on companies that have potential to increase revenue, earnings and cash flow by achieving strong unit growth. While we invest in companies with those characteristics across all sectors, our sector weights reflect areas where we find the most attractive growth companies with the best sustainable business models. We use our proprietary price performance model to identify and track companies that we believe are in the best position to gain over the next three years. We anticipate that an emphasis on high-growth companies that continue to successfully execute their business plans should reward the Portfolio accordingly as investors begin to focus their attention on company fundamentals.

PORTFOLIO COMPOSITION**

Information Technology	47.5%
Health Care	19.4
Consumer Discretionary	12.6
Financials	8.5
Industrials	3.9
Energy	3.0
Materials	1.2
Telecommunication Services	0.8
Investment Companies	0.8
Short Term Investments	1.8

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Altera Corp.	5.0%
2.	Polycom, Inc.	4.1
3.	Cephalon, Inc.	3.5
4.	Quiksilver, Inc.	2.6
5.	Medarex, Inc.	2.6
6.	Lattice Semiconductor Corp.	2.5
7.	RF Micro Devices, Inc.	2.3
8.	Brooks Automation, Inc.	2.2
9.	Wind River Systems, Inc.	2.1
10.	aQuantive, Inc.	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

8   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		2.92%	4.32%	(2.69)%
With Sales Charge*		(2.51)	3.19	(3.57)

INSTITUTIONAL CLASS SHARES	10/2/00	3.42	4.50	(2.55)

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (10/02/00 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 10/2/00.

Historical performance shown for Class A Shares prior to the inception date is based on the performance of Institutional Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from October 2, 2000 to August 31, 2006.

The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   9

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.4%
	Common Stocks — 96.4%
	Aerospace & Defense — 2.0%
53	Ceradyne, Inc. (a)	2,349
	Biotechnology — 1.5%
57	Martek Biosciences Corp. (a)	1,723
	Commercial Services & Supplies — 1.4%
95	Labor Ready, Inc. (a)	1,620
	Communications Equipment — 3.2%
173	Arris Group, Inc. (a)	1,979
94	NETGEAR, Inc. (a)	1,841
		3,820
	Computers & Peripherals — 2.0%
380	Brocade Communications Systems, Inc. (a)	2,354
	Diversified Telecommunication Services — 1.9%
80	NeuStar, Inc., Class A (a)	2,269
	Electrical Equipment — 3.1%
81	Thomas & Betts Corp. (a)	3,658
	Energy Equipment & Services — 2.0%
125	Hanover Compressor Co. (a)	2,358
	Health Care Equipment & Supplies — 13.3%
99	American Medical Systems Holdings, Inc. (a)	1,737
75	Dade Behring Holdings, Inc.	3,045
75	Gen-Probe, Inc. (a)	3,631
46	Intuitive Surgical, Inc. (a)	4,323
81	Kyphon, Inc. (a)	2,944
		15,680
	Health Care Providers & Services — 4.1%
40	Universal Health Services, Inc., Class B	2,265
45	WellCare Health Plans, Inc. (a)	2,512
		4,777
	Hotels, Restaurants & Leisure — 1.6%
75	Pinnacle Entertainment, Inc. (a)	1,939
	Household Durables — 0.5%
17	Ethan Allen Interiors, Inc.	581
	Household Products — 2.3%
70	Church & Dwight Co., Inc.	2,703
	Internet & Catalog Retail — 4.8%
46	Nutri/System, Inc. (a)	2,275
100	Priceline.com, Inc. (a)	3,353
		5,628
	Internet Software & Services — 6.3%
116	aQuantive, Inc. (a)	2,875
251	RealNetworks, Inc. (a)	2,764
101	ValueClick, Inc. (a)	1,786
		7,425
	Life Sciences Tools & Services — 1.8%
62	Illumina, Inc. (a)	2,098
	Personal Products — 2.1%
79	NBTY, Inc. (a)	2,520
	Pharmaceuticals — 1.7%
96	Alpharma, Inc., Class A	2,010
	Semiconductors & Semiconductor Equipment — 18.8%
105	Atheros Communications, Inc. (a)	1,711
149	Brooks Automation, Inc. (a)	2,064
60	Formfactor, Inc. (a)	2,915
156	Integrated Device Technology, Inc. (a)	2,695
199	NVIDIA Corp. (a)	5,778
90	Omnivision Technologies, Inc. (a)	1,496
285	ON Semiconductor Corp. (a)	1,710
221	RF Micro Devices, Inc. (a)	1,460
66	Silicon Laboratories, Inc. (a)	2,328
		22,157
	Software — 6.8%
27	MicroStrategy, Inc., Class A (a)	2,444
121	THQ, Inc. (a)	3,123
306	TIBCO Software, Inc. (a)	2,402
		7,969
	Specialty Retail — 10.5%
67	AnnTaylor Stores Corp. (a)	2,659
109	Dress Barn, Inc. (a)	1,931
86	Men’s Wearhouse, Inc.	3,056
71	OfficeMax, Inc.	2,940
42	Tractor Supply Co. (a)	1,792
		12,378
	Trading Companies & Distributors — 2.7%
85	GATX Corp.	3,162
	Wireless Telecommunication Services — 2.0%
52	Leap Wireless International, Inc. (a)	2,382
	Total Long-Term Investments (Cost $96,742)	113,560

SEE NOTES TO FINANCIAL STATEMENTS.

10   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.5%
	Investment Company — 3.5%
4,160	JPMorgan Prime Money Market Fund (b) (Cost $4,160)	4,160

	Total Investments — 99.9% (Cost $100,902)	117,720
	Other Assets in Excess of Liabilities — 0.1%	144
	NET ASSETS — 100.0%	$117,864

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Aerospace & Defense — 0.6%
30	Teledyne Technologies, Inc. (a)	1,146
	Biotechnology — 2.1%
127	InterMune, Inc. (a)	2,195
120	Pharmion Corp. (a)	2,224
		4,419
	Building Products — 1.7%
81	Griffon Corp. (a)	1,918
169	Jacuzzi Brands, Inc. (a)	1,679
		3,597
	Capital Markets — 2.5%
42	Investment Technology Group, Inc. (a)	1,950
70	Investors Financial Services Corp.	3,236
		5,186
	Chemicals — 2.8%
163	Hercules, Inc. (a)	2,549
142	Spartech Corp.	3,190
		5,739
	Commercial Banks — 6.2%
34	Bancorp, Inc. (The) (a)	792
17	Banner Corp.	720
48	City Holding Co.	1,898
45	Mercantile Bank Corp.	1,837
93	Midwest Banc Holdings, Inc.	2,229
23	Park National Corp.	2,349
99	TD Banknorth, Inc.	2,928
		12,753
	Commercial Services & Supplies — 0.7%
146	Hudson Highland Group, Inc. (a)	1,465
	Communications Equipment — 5.1%
534	3Com Corp. (a)	2,365
261	Andrew Corp. (a)	2,415
96	Dycom Industries, Inc. (a)	1,938
487	Extreme Networks, Inc. (a)	1,798
85	Polycom, Inc. (a)	2,032
		10,548
	Computers & Peripherals — 1.6%
132	Synaptics, Inc. (a)	3,341
	Diversified Consumer Services — 1.0%
260	Service Corp. International	2,180
	Electric Utilities — 1.6%
77	Allegheny Energy, Inc. (a)	3,231
	Electrical Equipment — 2.9%
91	General Cable Corp. (a)	3,499
379	Power-One, Inc. (a)	2,573
		6,072
	Electronic Equipment & Instruments — 1.4%
38	Littelfuse, Inc. (a)	1,354
491	Solectron Corp. (a)	1,542
		2,896
	Energy Equipment & Services — 2.4%
362	Newpark Resources, Inc. (a)	2,008
142	Parker Drilling Co. (a)	1,011
23	SEACOR Holdings, Inc. (a)	2,010
		5,029
	Food Products — 4.2%
183	Chiquita Brands International, Inc.	3,096
216	Del Monte Foods Co.	2,396
88	McCormick & Co., Inc. (Non-Voting)	3,187
		8,679
	Gas Utilities — 1.5%
110	Southern Union Co.	3,035
	Health Care Providers & Services — 1.7%
82	Health Net, Inc. (a)	3,433
	Health Care Technology — 1.0%
91	Per-Se Technologies, Inc. (a)	2,074
	Hotels, Restaurants & Leisure — 3.3%
121	Bally Technologies, Inc. (a)	1,908
70	CEC Entertainment, Inc. (a)	2,222
25	Steak n Shake Co. (The) (a)	408
86	WMS Industries, Inc. (a)	2,305
		6,843
	Household Durables — 2.1%
94	Furniture Brands International, Inc.	1,792
96	Yankee Candle Co., Inc.	2,475
		4,267
	Insurance — 3.1%
20	Great American Financial Resources, Inc.	428
104	Ohio Casualty Corp.	2,690
36	Presidential Life Corp.	846
186	USI Holdings Corp. (a)	2,484
		6,448
	Internet Software & Services — 2.9%
1,457	CMGI, Inc. (a)	1,617
206	S1 Corp. (a)	1,048
65	Saba Software, Inc. (a)	344

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
88	Selectica, Inc. (a)	209
270	SonicWALL, Inc. (a)	2,770
		5,988
	IT Services — 2.8%
158	Convergys Corp. (a)	3,302
61	Edgewater Technology, Inc. (a)	351
57	Fidelity National Information Services, Inc.	2,088
		5,741
	Leisure Equipment & Products — 3.9%
166	Callaway Golf Co.	2,226
194	K2, Inc. (a)	2,254
175	Nautilus Group, Inc.	2,168
90	Oakley, Inc.	1,477
		8,125
	Media — 3.2%
74	Catalina Marketing Corp.	2,132
62	Entercom Communications Corp.	1,578
70	Valassis Communications, Inc. (a)	1,370
216	Westwood One, Inc.	1,583
		6,663
	Metals & Mining — 1.4%
131	Commercial Metals Co.	2,830
	Oil, Gas & Consumable Fuels — 3.6%
286	International Coal Group, Inc. (a)	1,784
141	OMI Corp.	3,169
37	Tesoro Corp.	2,416
		7,369
	Personal Products — 1.9%
76	Chattem, Inc. (a)	2,643
130	Prestige Brands Holdings, Inc. (a)	1,299
		3,942
	Pharmaceuticals — 2.3%
98	Sciele Pharma, Inc. (a)	1,714
247	Viropharma, Inc. (a)	3,084
		4,798
	Real Estate Investment Trusts (REITs) — 5.0%
240	American Financial Realty Trust	2,755
56	Capital Lease Funding, Inc.	645
98	Crescent Real Estate EQT Co.	2,111
75	Inland Real Estate Corp.	1,213
156	Kite Realty Group Trust	2,533
52	Longview Fibre Co.	1,073
		10,330
	Road & Rail — 0.7%
67	Swift Transportation Co., Inc. (a)	1,551
	Semiconductors & Semiconductor Equipment — 3.3%
451	Axcelis Technologies, Inc. (a)	2,836
349	Sigmatel, Inc. (a)	1,705
134	Zoran Corp. (a)	2,385
		6,926
	Software — 2.0%
116	eSpeed, Inc., Class A (a)	975
34	Fair Isaac Corp.	1,176
61	NYFIX, Inc. (a)	330
92	Synopsys, Inc. (a)	1,735
		4,216
	Specialty Retail — 11.5%
35	Abercrombie & Fitch Co.	2,265
82	Cato Corp. (The), Class A	1,906
171	CSK Auto Corp. (a)	1,962
194	Finish Line, Inc., Class A	2,163
175	HOT Topic, Inc. (a)	1,724
171	Pacific Sunwear of California, Inc. (a)	2,283
77	PEP Boys-Manny, Moe & Jack	984
108	Petco Animal Supplies, Inc. (a)	3,032
99	RadioShack Corp.	1,792
117	Restoration Hardware, Inc. (a)	822
72	Tiffany & Co.	2,259
96	Zale Corp. (a)	2,560
		23,752
	Textiles, Apparel & Luxury Goods — 1.1%
71	Jones Apparel Group, Inc.	2,213
	Thrifts & Mortgage Finance — 1.3%
185	NewAlliance Bancshares, Inc.	2,693
	Tobacco — 0.1%
93	Star Scientific, Inc. (a)	207
	Total Long-Term Investments (Cost $178,450)	199,725
Short-Term Investment — 4.4%
	Investment Company — 4.4%
9,143	JPMorgan Prime Money Market Fund (b) (Cost $9,143)	9,143

	Total Investments — 100.9% (Cost $187,593)	208,868
	Liabilities in Excess of Other Assets — (0.9)%	(1,946)
	NET ASSETS — 100.0%	$206,922

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   13

JPMorgan Realty Income Fund
    (formerly Undiscovered Managers REIT Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Diversified — 10.6%
12	Cousins Properties, Inc.	408
481	Huntingdon Real Estate Investment Trust (Canada)	1,040
79	Liberty Property Trust	3,762
79	Spirit Finance Corp.	901
93	Vornado Realty Trust	9,871
426	Wharf Holdings, Ltd. (Hong Kong)	1,438
		17,420
	Health Care — 4.8%
47	Cogdell Spencer, Inc.	920
5	Health Care REIT, Inc.	184
54	Health Care Property Investors, Inc.	1,610
20	Healthcare Realty Trust, Inc.	716
123	Nationwide Health Properties, Inc.	3,216
35	Senior Housing Properties Trust	716
13	Ventas, Inc.	504
		7,866
	Hotels — 10.8%
199	Innkeepers USA Trust	3,297
38	Hospitality Properties Trust	1,760
210	Host Hotels & Resorts, Inc.	4,740
156	Intercontinental Hotels Group plc (United Kingdom) ADR	2,752
103	Intercontinental Hotels Group plc (United Kingdom)	1,799
83	Strategic Hotel & Resorts, Inc.	1,691
60	Sunstone Hotel Investors, Inc.	1,782
		17,821
	Industrial — 11.3%
97	AMB Property Corp.	5,435
12	EastGroup Properties, Inc.	632
88	First Potomac Realty Trust	2,714
177	ProLogis	9,970
		18,751
	Manufactured Homes — 2.5%
6	American Land Lease, Inc.	134
89	Equity Lifestyle Properties, Inc.	3,976
		4,110
	Mortgage Banks — 0.4%
29	KKR Financial Corp.	681
	Multifamily — 19.3%
16	American Campus Communities, Inc.	403
219	Apartment Investment & Management Co.	11,211
205	Archstone-Smith Trust	10,885
47	BRE Properties, Inc.	2,785
10	Education Realty Trust, Inc.	142
38	GMH Communities Trust	482
33	Home Properties, Inc.	1,860
38	Post Properties, Inc.	1,843
71	United Dominion Realty Trust, Inc.	2,154
		31,765
	Office — 9.7%
22	Alexandria Real Estate Equities, Inc.	2,117
198	Brandywine Realty Trust	6,458
17	Glenborough Realty Trust, Inc.	426
55	Kilroy Realty Corp.	4,371
27	Mack-Cali Realty Corp.	1,428
46	Mission West Properties, Inc.	494
7	SL Green Realty Corp.	803
		16,097
	Real Estate Management & Development — 0.5%
33	British Land Co. plc (United Kingdom) ADR	865
	Regional Malls — 19.2%
58	CBL & Associates Properties, Inc.	2,351
86	General Growth Properties, Inc.	3,877
55	Macerich Co. (The)	4,084
30	Mills Corp. (The)	543
133	Pennsylvania Real Estate Investment Trust	5,633
152	Simon Property Group, Inc.	12,902
57	Taubman Centers, Inc.	2,293
		31,683
	Shopping Centers — 5.7%
7	Kimco Realty Corp.	303
750	Link (The) (Hong Kong)	1,555
20	National Retail Properties, Inc.	449
56	Realty Income Corp.	1,458
134	Weingarten Realty Investors	5,689
		9,454
	Storage — 0.8%
75	Extra Space Storage, Inc.	1,311
	Wireless Equipment — 1.8%
36	Global Signal, Inc.	1,709
50	SBA Communications Corp., Class A (a)	1,292
		3,001
	Total Long-Term Investments (Cost $125,688)	160,825

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,477	JPMorgan Prime Money Market Fund (b) (Cost $3,477)	3,477

	Total Investments — 99.5% (Cost $129,165)	164,302
	Other Assets in Excess of Liabilities — 0.5%	840
	NET ASSETS — 100.0%	$165,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   15

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 96.9%
	Biotechnology — 12.1%
171	Alkermes, Inc. (a)	2,800
416	Cell Genesys, Inc. (a)	2,076
182	Cephalon, Inc. (a)	10,389
213	Cubist Pharmaceuticals, Inc. (a)	4,991
225	CV Therapeutics, Inc. (a)	2,529
706	Medarex, Inc. (a)	7,581
211	Telik, Inc. (a)	3,755
220	Tercica, Inc. (a)	1,477
		35,598
	Capital Markets — 3.5%
66	Federated Investors, Inc., Class B	2,193
78	Greenhill & Co., Inc.	4,265
178	Thomas Weisel Partners Group, Inc. (a)	2,583
93	TradeStation Group, Inc. (a)	1,358
		10,399
	Chemicals — 1.2%
28	ADA-ES, Inc.(a)	413
132	Symyx Technologies (a)	3,024
		3,437
	Commercial Banks — 3.6%
16	Bank of the Ozarks, Inc.	523
13	Cascade Bancorp	473
53	Glacier Bancorp, Inc.	1,708
128	SVB Financial Group (a)	5,769
61	UCBH Holdings, Inc.	1,108
33	Vineyard National Bancorp	890
		10,471
	Commercial Services & Supplies — 3.4%
121	Herman Miller, Inc.	3,420
50	Kenexa Corp. (a)	1,283
203	Knoll, Inc.	3,618
84	Navigant Consulting, Inc. (a)	1,654
		9,975
	Communications Equipment — 5.8%
111	Harmonic, Inc. (a)	691
73	Interdigital Communications Corp. (a)	2,426
179	Mastec, Inc. (a)	2,073
503	Polycom, Inc. (a)	11,966
		17,156
	Computers & Peripherals — 1.4%
698	Immersion Corp. (a)	4,119
	Construction & Engineering — 0.2%
36	Comfort Systems USA, Inc.	469
	Consumer Finance — 0.3%
51	United PanAm Financial Corp. (a)	876
	Diversified Consumer Services — 0.4%
10	Strayer Education, Inc.	1,033
	Electrical Equipment — 0.1%
99	Active Power, Inc. (a)	303
	Electronic Equipment & Instruments — 2.3%
220	International DisplayWorks, Inc. (a)	1,289
1,747	Solectron Corp. (a)	5,487
		6,776
	Energy Equipment & Services — 2.8%
33	Atwood Oceanics, Inc. (a)	1,406
71	Complete Production Services, Inc. (a)	1,574
37	Hercules Offshore, Inc. (a)	1,184
20	Hydril (a)	1,283
73	Natural Gas Services Group, Inc. (a)	1,039
122	Union Drilling, Inc. (a)	1,741
		8,227
	Health Care Equipment & Supplies — 1.1%
69	Cyberonics, Inc. (a)	1,119
36	Cynosure, Inc., Class A (a)	514
216	OraSure Technologies, Inc. (a)	1,482
		3,115
	Health Care Providers & Services — 2.0%
420	Alliance Imaging, Inc. (a)	2,723
175	Five Star Quality Care, Inc. (a)	1,792
44	PSS World Medical, Inc. (a)	846
22	United Surgical Partners International, Inc. (a)	615
		5,976
	Hotels, Restaurants & Leisure — 1.7%
119	McCormick & Schmick’s Seafood Restaurants, Inc. (a)	2,357
64	Red Robin Gourmet Burgers, Inc. (a)	2,718
		5,075
	Household Durables — 0.7%
50	Meritage Homes Corp. (a)	2,056
	Internet & Catalog Retail — 1.8%
50	Blue Nile, Inc. (a)	1,723
176	Gaiam, Inc., Class A (a)	2,024
109	GSI Commerce, Inc. (a)	1,431
		5,178
	Internet Software & Services — 7.6%
236	aQuantive, Inc. (a)	5,845
492	CNET Networks, Inc. (a)	4,641
84	Digital Insight Corp. (a)	2,185

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
63	Infospace, Inc. (a)	1,407
59	Knot, Inc. (The) (a)	1,026
271	Marchex Inc., Class B (a)	4,443
590	Move, Inc. (a)	2,704
		22,251
	IT Services — 1.9%
35	Euronet Worldwide, Inc. (a)	848
26	Heartland Payment Systems, Inc.	691
547	Lionbridge Technologies (a)	3,892
		5,431
	Leisure Equipment & Products — 1.3%
182	Marvel Entertainment, Inc. (a)	3,906
	Life Sciences Tools & Services — 1.0%
142	Affymetrix, Inc. (a)	3,022
	Machinery — 0.2%
52	Chart Industries, Inc. (a)	681
	Media — 0.7%
187	Outdoor Channel Holdings, Inc. (a)	1,980
	Oil, Gas & Consumable Fuels — 0.2%
15	World Fuel Services Corp.	551
	Pharmaceuticals — 3.2%
107	Endo Pharmaceuticals Holdings, Inc. (a)	3,531
271	Ista Pharmaceuticals, Inc. (a)	1,553
90	Par Pharmaceutical Cos., Inc. (a)	1,607
207	Taro Pharmaceuticals Industries, Ltd. (Israel) (a)	2,711
		9,402
	Real Estate Investment Trusts (REITs) — 0.4%
93	NorthStar Realty Finance Corp.	1,112
	Semiconductors & Semiconductor Equipment — 21.1%
721	Altera Corp. (a)	14,590
465	Brooks Automation, Inc. (a)	6,461
167	Cree, Inc. (a)	3,107
56	Cymer, Inc. (a)	2,288
999	Lattice Semiconductor Corp. (a)	7,314
234	Pixelworks, Inc. (a)	572
321	PLX Technology, Inc. (a)	3,436
1,009	RF Micro Devices, Inc. (a)	6,681
171	Rudolph Technologies, Inc. (a)	3,066
25	Sirf Technology Holdings, Inc. (a)	661
669	Skyworks Solutions, Inc. (a)	3,097
202	STATS ChipPAC, Ltd. (Singapore) ADR (a)	1,284
1,135	Triquint Semiconductor, Inc. (a)	5,594
216	Ultra Clean Holdings, Inc. (a)	2,063
93	Verigy Ltd. (Singapore) (a)	1,604
		61,818
	Software — 7.4%
118	Advent Software, Inc. (a)	3,858
436	Digimarc Corp. (a)	3,007
87	i2 Technologies Inc. (a)	1,423
58	Mentor Graphics Corp. (a)	839
145	Opsware, Inc. (a)	1,023
49	Secure Computing Corp. (a)	312
200	THQ, Inc. (a)	5,152
610	Wind River Systems, Inc. (a)	6,202
		21,816
	Specialty Retail — 1.9%
75	Golf Galaxy, Inc. (a)	863
239	HOT Topic, Inc. (a)	2,360
68	Tween Brands, Inc. (a)	2,303
		5,526
	Textiles, Apparel & Luxury Goods — 4.1%
160	CROCS, Inc. (a)	4,334
551	Quiksilver, Inc. (a)	7,714
		12,048
	Thrifts & Mortgage Finance — 0.7%
68	Accredited Home Lenders Holding Co. (a)	2,158
	Wireless Telecommunication Services — 0.8%
95	SBA Communications Corp., Class A (a)	2,443
	Total Common Stocks (Cost $270,131)	284,384
	Investment Company — 0.8%
	Equity Fund — 0.8%
34	iShares Russell 2000 Growth Index Fund (Cost $2,405)	2,441
	Total Long-Term Investments (Cost $272,536)	286,825
Short-Term Investment — 1.8%
	Investment Company — 1.8%
5,122	JPMorgan Prime Money Market Fund (b) (Cost $5,122)	5,122

	Total Investments — 99.5% (Cost $277,658)	291,947
	Other Assets in Excess of Liabilities — 0.5%	1,405
	NET ASSETS — 100.0%	$293,352

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   17

Undiscovered Managers Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P Morgan Investment Management Inc.

ADR	—	American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006
(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund (a)		Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$113,560	$199,725	$160,825		$286,825
Investments in affiliates, at value	4,160	9,143	3,477		5,122
Total investment securities, at value	117,720	208,868	164,302		291,947
Cash	—	165	307		—
Foreign currency, at value	—	—	411		—
Receivables:
Investment securities sold	1,071	794	—		4,766
Fund shares sold	37	394	466		288
Interest and dividends	25	133	217		45
Payments by affiliates	—	—	—		106
Total Assets	118,853	210,354	165,703		297,152

LIABILITIES:
Payables:
Due to custodian	104	—	—		326
Investment securities purchased	611	2,703	169		2,816
Fund shares redeemed	94	439	191		325
Accrued liabilities:
Investment advisory fees	76	155	63		230
Administration fees	7	17	10		7
Shareholder servicing fees	1	15	15		24
Distribution fees	5	21	3		—	(c)
Custodian and accounting fees	3	6	10		12
Trustees’ and Officers’ fees	1	1	—	(c)	1
Other	87	75	100		59
Total Liabilities	989	3,432	561		3,800
Net Assets	$117,864	$206,922	$165,142		$293,352

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund (a)	Small Cap Growth Fund
Paid in capital	145,863	179,549	108,000	266,146
Accumulated undistributed (distributions in excess of) net investment income	(2)	(4)	(44)	(5)
Accumulated net realized gains (losses)	(44,815)	6,102	22,036	12,922
Net unrealized appreciation (depreciation)	16,818	21,275	35,150	14,289
Total Net Assets	$117,864	$206,922	$165,142	$293,352

Net Assets:
Class A	$2,182	$36,503	$5,253	$274
Class B	528	3,799	1,719	—
Class C	654	17,860	1,232	—
R Class	—	—	4,246	—
Institutional Class	103,697	148,760	152,692	293,078
Investor Class	10,803	—	—	—
Total	$117,864	$206,922	$165,142	$293,352

Outstanding units of beneficial interest (shares) (no par value; unlimited number of shares authorized):
Class A	104	1,196	284	27
Class B	26	126	94	—
Class C	31	593	67	—
R Class	—	—	229	—
Institutional Class	4,844	4,852	8,250	29,000
Investor Class	517	—	—	—

Net Asset Value:
Class A — Redemption price per share	$20.88	$30.51	$18.51	$10.02
Class B — Offering price per share (b)	20.65	30.16	18.44	—
Class C — Offering price per share (b)	20.65	30.14	18.39	—
R Class — Offering and redemption price per share	—	—	18.51	—
Institutional Class — Offering and redemption price per share	21.41	30.66	18.51	10.11
Investor Class — Offering and redemption price per share	20.89	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$22.04	$32.20	$19.54	$10.58

Cost of investments	$100,902	$187,593	$129,165	$277,658
Cost of foreign currency	—	—	399	—

(a)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   21

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2006
(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund (a)	Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$257	$1,839	$5,787	$738
Dividend income from affiliates (b)	171	404	188	230
Foreign taxes withheld	—	—	(13)	—
Total investment income	428	2,243	5,962	968

EXPENSES:
Investment advisory fees	1,337	2,000	1,575	2,936
Administration fees	145	195	162	317
Distribution fees:
Class A Shares	4	69	10	— (c)
Class B Shares	4	24	9	—
Class C Shares	5	115	5	—
Investor Class	42	—	—	—
Shareholder servicing fees:
Class A Shares	4	69	10	— (c)
Class B Shares	1	8	3	—
Class C Shares	2	38	2	—
R Class Shares	—	—	— (c)	—
Institutional Class	126	144	151	309
Custodian and accounting fees	35	32	54	62
Professional fees	27	29	30	33
Trustees’ and Officers’ fees	2	4	2	5
Printing and mailing costs	103	48	64	65
Registration and filing fees	45	63	69	32
Transfer agent fees	127	142	133	26
Interest expense	—	—	2	—
Other	26	28	27	43
Total expenses	2,035	3,008	2,308	3,828
Less amounts waived	(154)	(153)	(694)	(114)
Less earnings credits	(2)	(6)	(2)	(5)
Net expenses	1,879	2,849	1,612	3,709
Net investment income (loss)	(1,451)	(606)	4,350	(2,741)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	14,015	9,748	28,518	25,010
Foreign currency transactions	—	—	34	—
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of investment restrictions	—	—	—	106
Net realized gain (loss)	14,015	9,748	28,552	25,116
Change in net unrealized appreciation (depreciation) of:
Investments	(21,618)	(2,457)	5,672	(14,787)
Foreign currency translations	—	—	13	—
Change in net unrealized appreciation (depreciation)	(21,618)	(2,457)	5,685	(14,787)
Net realized/unrealized gains (losses)	(7,603)	7,291	34,237	10,329
Change in net assets resulting from operations	$(9,054)	$6,685	$38,587	$7,588

(a)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,451)	$(1,503)	$(606)	$(786)
Net realized gain (loss)	14,015	12,420	9,748	8,201
Change in net unrealized appreciation (depreciation)	(21,618)	29,169	(2,457)	13,947
Change in net assets resulting from operations	(9,054)	40,086	6,685	21,362

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	—	(1,131)	(384)
Class B
From net realized gains	—	—	(148)	(35)
Class C
From net realized gains	—	—	(763)	(267)
Institutional Class
From net realized gains	—	—	(7,146)	(4,955)
Total distributions to shareholders	—	—	(9,188)	(5,641)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(19,247)	(20,658)	66,197	63,842

NET ASSETS:
Change in net assets	(28,301)	19,428	63,694	79,563
Beginning of period	146,165	126,737	143,228	63,665
End of period	$117,864	$146,165	$206,922	$143,228
Accumulated undistributed (distributions in excess of) net investment income	$(2)	$—	$(4)	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

	Realty Income Fund (a)		Small Cap Growth Fund
	Year Ended 8/31/2006 (b)	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,350	$3,464	$(2,741)	$(2,262)
Net realized gain (loss)	28,552	45,107	25,116	2,898
Change in net unrealized appreciation (depreciation)	5,685	(10,068)	(14,787)	37,028
Change in net assets resulting from operations	38,587	38,503	7,588	37,664

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(127)	(32)	—	—
From net realized gains	(733)	(114)	(1)	— (c)
Class B
From net investment income	(32)	(5)	—	—
From net realized gains	(238)	(3)	—	—
Class C
From net investment income	(19)	(4)	—	—
From net realized gains	(136)	(11)	—	—
R Class
From net investment income	(42)	—	—	—
Institutional Class
From net investment income	(5,353)	(5,046)	—	—
From net realized gains	(37,617)	(44,618)	(4,349)	(8,949)
Total distributions to shareholders	(44,297)	(49,833)	(4,350)	(8,949)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,309	(1,337)	1,964	80,109

NET ASSETS:
Change in net assets	1,599	(12,667)	5,202	108,824
Beginning of period	163,543	176,210	288,150	179,326
End of period	$165,142	$163,543	$293,352	$288,150
Accumulated undistributed (distributions in excess of) net investment income	$(44)	$(22)	$(5)	$1

(a)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,892	$863	$26,595	$17,707
Dividends reinvested	—	—	995	346
Cost of shares redeemed	(357)	(81)	(8,374)	(1,694)
Change in net assets from Class A capital transactions	$1,535	$782	$19,216	$16,359

Class B
Proceeds from shares issued	$390	$301	$2,055	$1,939
Dividends reinvested	—	—	141	32
Cost of shares redeemed	(122)	(23)	(514)	(80)
Change in net assets from Class B capital transactions	$268	$278	$1,682	$1,891

Class C
Proceeds from shares issued	$524	$331	$9,018	$11,346
Dividends reinvested	—	—	573	214
Cost of shares redeemed	(170)	(21)	(3,426)	(624)
Change in net assets from Class C capital transactions	$354	$310	$6,165	$10,936

Institutional Class
Proceeds from shares issued	$13,950	$16,501	$91,428	$72,124
Dividends reinvested	—	—	7,025	4,818
Cost of shares redeemed	(35,077)	(36,913)	(59,319)	(42,286)
Change in net assets from Institutional Class capital transactions	$(21,127)	$(20,412)	$39,134	$34,656

Investor Class
Proceeds from shares issued	$2,855	$2,460	$—	$—
Cost of shares redeemed	(3,132)	(4,076)	—	—
Change in net assets from Investor Class capital transactions	$(277)	$(1,616)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

	Behavioral Growth Fund		Behavioral Value Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	82	41	849	624
Reinvested	—	—	33	12
Redeemed	(16)	(4)	(274)	(59)
Change in Class A Shares	66	37	608	577

Class B
Issued	17	14	67	69
Reinvested	—	—	5	1
Redeemed	(5)	(1)	(17)	(3)
Change in Class B Shares	12	13	55	67

Class C
Issued	23	16	294	399
Reinvested	—	—	20	8
Redeemed	(8)	(1)	(113)	(21)
Change in Class C Shares	15	15	201	386

Institutional Class
Issued	601	801	2,950	2,511
Reinvested	—	—	235	168
Redeemed	(1,477)	(1,778)	(1,946)	(1,488)
Change in Institutional Class Shares	(876)	(977)	1,239	1,191

Investor Class
Issued	125	124	—	—
Redeemed	(138)	(201)	—	—
Change in Investor Class Shares	(13)	(77)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Realty Income Fund (a)		Small Cap Growth Fund
	Year Ended 8/31/2006 (b)	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,116	$2,972	$300	$71
Dividends reinvested	610	19	1	— (c)
Cost of shares redeemed	(2,516)	(318)	(67)	(31)
Change in net assets from Class A capital transactions	$2,210	$2,673	$234	$40

Class B
Proceeds from shares issued	$1,220	$744	$—	$—
Dividends reinvested	253	8	—	—
Cost of shares redeemed	(532)	(44)	—	—
Change in net assets from Class B capital transactions	$941	$708	$—	$—

Class C
Proceeds from shares issued	$871	$417	$—	$—
Dividends reinvested	136	14	—	—
Cost of shares redeemed	(196)	(77)	—	—
Change in net assets from Class C capital transactions	$811	$354	$—	$—

R Class
Proceeds from shares issued	$3,819	$—	$—	$—
Dividends reinvested	42	—	—	—
Cost of shares redeemed	(1)	—	—	—
Change in net assets from R Class capital transactions	$3,860	$—	$—	$—

Institutional Class
Proceeds from shares issued	$20,752	$29,034	$75,384	$156,519
Dividends reinvested	40,510	48,097	4,079	8,470
Cost of shares redeemed	(61,775)	(82,203)	(77,733)	(84,920)
Change in net assets from Institutional Class capital transactions	$(513)	$(5,072)	$1,730	$80,069

(a)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

	Realty Income Fund (a)		Small Cap Growth Fund
	Year Ended 8/31/2006 (b)	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	238	160	28	7
Reinvested	38	1	— (c)	— (c)
Redeemed	(141)	(18)	(6)	(3)
Change in Class A Shares	135	143	22	4

Class B
Issued	70	40	—	—
Reinvested	16	— (c)	—	—
Redeemed	(31)	(2)	—	—
Change in Class B Shares	55	38	—	—

Class C
Issued	50	23	—	—
Reinvested	9	1	—	—
Redeemed	(12)	(4)	—	—
Change in Class C Shares	47	20	—	—

R Class
Issued	227	—	—	—
Reinvested	2	—	—	—
Redeemed	— (c)	—	—	—
Change in R Class Shares	229	—	—	—

Institutional Class
Issued	1,196	1,476	7,058	16,444
Reinvested	2,545	2,658	400	844
Redeemed	(3,519)	(4,402)	(7,500)	(8,937)
Change in Institutional Class Shares	222	(268)	(42)	8,351

(a)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2006	$22.69	$(0.35)		$(1.46)	$(1.81)	$—	$—	$—
Year Ended August 31, 2005	17.06	(0.30	)(f)	5.93	5.63	—	—	—
June 4, 2004 (d) through August 31, 2004	19.21	(0.06	)(f)	(2.09)	(2.15)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.05	(0.26	)(f)	6.75	6.49	—	(1.88)	(1.88)
June 4, 2004 (d) through August 31, 2004	27.33	(0.01)		(1.27)	(1.28)	—	—	—

Realty Income Fund (e)
Year Ended August 31, 2006	19.86	0.41	(f)	3.86	4.27	(0.56)	(5.06)	(5.62)
Year Ended August 31, 2005	21.26	0.22	(f)	4.40	4.62	(0.57)	(5.45)	(6.02)
June 4, 2004 (d) through August 31, 2004	18.88	0.05	(f)	2.33	2.38	—	—	—

Small Cap Growth Fund
Year Ended August 31, 2006	9.88	(0.13	) (f)	0.42	0.29	—	(0.15)	(0.15)
Year Ended August 31, 2005	8.66	(0.13	)(f)	1.66	1.53	—	(0.31)	(0.31)
June 4, 2004 (d) through August 31, 2004	10.12	(0.03)		(1.43)	(1.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(f)	Calculated based upon average shares outstanding.

(g)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. This reimbursement had no effect on total return.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

30   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 20.88	(7.98)%	$2,182	1.65%	(1.35)%	1.84%		97%
22.69	33.00	874	1.65	(1.40)	3.22		92
17.06	(11.19)	18	1.65	(1.45)	136.82	(h)	161

30.51	5.30	36,503	1.60	(0.45)	1.84		34
30.66	25.44	18,035	1.60	(0.90)	2.05		55
26.05	(4.68)	283	1.60	(0.63)	26.30	(h)	63

18.51	27.17	5,253	1.40	2.31	1.84		166
19.86	25.01	2,953	1.40	1.16	2.94		179
21.26	12.61	116	1.40	0.97	51.41	(h)	82

10.02	2.92 (g)	274	1.60	(1.28)	1.64		97
9.88	17.62	53	1.60	(1.33)	8.33		80
8.66	(14.43)	9	1.60	(1.27)	142.07	(h)	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2006	$22.55	$(0.43)		$(1.47)	$(1.90)	$—	$—	$—
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	—	—	—
June 4, 2004 (d) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.73	6.33	—	(1.88)	(1.88)
June 4, 2004 (d) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	—	—

Realty Income Fund (e)
Year Ended August 31, 2006	19.83	0.32	(f)	3.83	4.15	(0.48)	(5.06)	(5.54)
Year Ended August 31, 2005	21.23	0.11	(f)	4.42	4.53	(0.48)	(5.45)	(5.93)
June 4, 2004 (d) through August 31, 2004	18.88	0.08	(f)	2.27	2.35	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

32   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 20.65	(8.43)%	$528	2.15%	(1.85)%	2.33%		97%
22.55	32.34	317	2.15	(1.89)	4.46		92
17.04	(11.30)	9	2.15	(1.95)	137.40	(g)	161

30.16	4.76	3,799	2.10	(0.97)	2.34		34
30.48	24.82	2,176	2.10	(1.40)	2.65		55
26.03	(4.76)	103	2.10	(1.09)	54.76	(g)	63

18.44	26.46	1,719	1.90	1.84	2.34		166
19.83	24.47	766	1.90	0.57	2.57		179
21.23	12.45	11	1.90	1.74	123.94	(g)	82

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2006	$22.55	$(0.42)		$(1.48)	$(1.90)	$—	$—	$—
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	—	—	—
June 4, 2004 (d) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.72	6.32	—	(1.88)	(1.88)
June 4, 2004 (d) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	—	—

Realty Income Fund (e)
Year Ended August 31, 2006	19.79	0.32	(f)	3.82	4.14	(0.48)	(5.06)	(5.54)
Year Ended August 31, 2005	21.23	0.12	(f)	4.40	4.52	(0.51)	(5.45)	(5.96)
June 4, 2004 (d) through August 31, 2004	18.88	0.08	(f)	2.27	2.35	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

34   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 20.65	(8.43)%	$654	2.15%	(1.85)%	2.33%		97%
22.55	32.34	361	2.15	(1.89)	4.71		92
17.04	(11.30)	14	2.15	(1.95)	117.48	(g)	161

30.14	4.72	17,860	2.10	(0.98)	2.34		34
30.47	24.78	11,929	2.10	(1.40)	2.51		55
26.03	(4.76)	159	2.10	(1.12)	27.38	(g)	63

18.39	26.46	1,232	1.90	1.81	2.34		166
19.79	24.43	402	1.90	0.65	3.01		179
21.23	12.45	11	1.90	1.74	123.94	(g)	82

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Realty Income Fund (e)
May 15, 2006 (d) through August 31, 2006	$16.86	$(0.06	)(f)	$1.90	$1.84	$(0.19)	$(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 18.51	10.97%	$4,246	0.95%	(1.24)%	1.30%	166%

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital
Behavioral Growth Fund
Year Ended August 31, 2006	$23.18	$(0.26)		$(1.51)	$(1.77)	$—	$—	$—
Year Ended August 31, 2005	17.37	(0.21	)(e)	6.02	5.81	—	—	—
Year Ended August 31, 2004	18.55	(0.22	)(e)	(0.96)	(1.18)	—	—	—
Year Ended August 31, 2003	12.21	(0.14	)(e)	6.48	6.34	—	—	—
Year Ended August 31, 2002	14.47	(0.16	)(e)	(2.10)	(2.26)	—	—	—

Behavioral Value Fund
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	—	(1.73)	—
Year Ended August 31, 2005	26.06	(0.21	)(e)	6.78	6.57	—	(1.88)	—
Year Ended August 31, 2004	22.80	(0.12)		4.04	3.92	—	(0.66)	—
Year Ended August 31, 2003	17.42	(0.12	)(e)	6.84	6.72	—	(1.34)	—
Year Ended August 31, 2002	21.06	(0.17	)(e)	(3.20)	(3.37)	—	(0.27)	—

Realty Income Fund (d)
Year Ended August 31, 2006	19.86	0.50	(e)	3.83	4.33	(0.62)	(5.06)	—
Year Ended August 31, 2005	21.22	0.40	(e)	4.30	4.70	(0.61)	(5.45)	—
Year Ended August 31, 2004	16.44	0.53	(e)	4.84	5.37	(0.55)	(0.04)	—
Year Ended August 31, 2003	15.33	0.49	(e)	1.65	2.14	(0.79)	(0.22)	(0.02)
Year Ended August 31, 2002	14.50	0.50	(e)	0.80	1.30	(0.41)	(0.06)	—

Small Cap Growth Fund
Year Ended August 31, 2006	9.92	(0.09	)(e)	0.43	0.34	—	(0.15)	—
Year Ended August 31, 2005	8.67	(0.08	)(e)	1.64	1.56	—	(0.31)	—
Year Ended August 31, 2004	9.37	(0.08)		(0.51)	(0.59)	—	(0.11)	—
Year Ended August 31, 2003	6.05	(0.07	)(e)	3.39	3.32	—	—	—
Year Ended August 31, 2002	8.61	(0.09	)(e)	(2.44)	(2.53)	—	(0.03)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Prior to December 31, 2005, the Fund was named Undiscovered Managers REIT Fund.

(e)	Calculated based upon average shares outstanding.

(f)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 3.32%.

SEE NOTES TO FINANCIAL STATEMENTS.

38   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$21.41	(7.64)%	$103,697	1.30%	(0.99)%	1.41%	97%
—	23.18	33.45	132,590	1.30	(1.03)	1.36	92
—	17.37	(6.36)	116,342	1.30	(1.14)	1.43	161
—	18.55	51.93	104,018	1.30	(0.97)	1.47	129
—	12.21	(15.62)	64,968	1.30	(1.16)	1.49	94

(1.73)	30.66	5.49	148,760	1.40	(0.21)	1.43	34
(1.88)	30.75	25.75	111,088	1.40	(0.73)	1.53	55
(0.66)	26.06	17.38	63,120	1.40	(0.56)	1.76	63
(1.34)	22.80	41.56	40,567	1.40	(0.65)	1.75	84
(0.27)	17.42	(16.16)	28,045	1.40	(0.84)	1.65	59

(5.68)	18.51	27.62	152,692	1.00	2.80	1.44	166
(6.06)	19.86	25.55	159,422	1.00	2.05	1.45	179
(0.59)	21.22	33.22	176,072	1.17	2.83	1.50	82
(1.03)	16.44	15.14	171,536	1.40	3.27	1.48	36
(0.47)	15.33	9.27	128,456	1.40	3.40	1.50	33

(0.15)	10.11	3.42 (f)	293,078	1.20	(0.89)	1.24	97
(0.31)	9.92	17.95	288,097	1.20	(0.84)	1.29	80
(0.11)	8.67	(6.42)	179,317	1.20	(0.98)	1.38	58
—	9.37	54.88	122,535	1.20	(1.08)	1.44	79
(0.03)	6.05	(29.50)	40,418	1.20	(1.14)	1.54	133

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Year Ended August 31, 2006	$22.69	$(0.31)		$(1.49)	$(1.80)	$—	$—	$—
Year Ended August 31, 2005	17.06	(0.27	)(d)	5.90	5.63	—	—	—
Year Ended August 31, 2004	18.27	(0.28	)(d)	(0.93)	(1.21)	—	—	—
Year Ended August 31, 2003	12.07	(0.18	)(d)	6.38	6.20	—	—	—
Year Ended August 31, 2002	14.32	(0.21	)(d)	(2.04)	(2.25)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

40   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 20.89	(7.93)%	$10,803	1.62%	(1.31)%	1.67%	97%
22.69	33.00	12,023	1.61	(1.34)	1.65	92
17.06	(6.62)	10,354	1.65	(1.48)	1.84	161
18.27	51.37	10,230	1.65	(1.32)	1.82	129
12.07	(15.71)	6,301	1.65	(1.51)	1.84	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006

1. Organization

Undiscovered Managers Funds (“UMF” or the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are the 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes offered
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class
JPMorgan Realty Income Fund	Class A, Class B, Class C, R Class and Institutional Class
Undiscovered Managers Small Cap Growth Fund	Class A and Institutional Class

Effective December 31, 2005, the Undiscovered Managers REIT Fund was renamed the JPMorgan Realty Income Fund with the approval of the Board of Trustees.

Effective May 26, 2006, the Small Cap Growth Fund has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in its prospectus.

R Class Shares commenced operations on May 15, 2006, for the Realty Income Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

42   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H.  Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which is declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Behavioral Growth Fund	$(1,449)	$1,449	$—
Behavioral Value Fund	(49)	603	(554)
Realty Income Fund	6	1,201	(1,207)
Small Cap Growth Fund	5	2,735	(2,740)

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

The reclassification for the Funds relate primarily to the differences in character for tax purposes of foreign currency gains/losses, return of capital from investments in REITs, net operating losses, distribution reclassifications and deferred compensation.

I. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

	Investment Advisory Fee
Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75	*
Small Cap Growth Fund	0.95

*	Prior to July 1, 2006, the Investment Advisory Fee for Realty Income Fund was 1.05%.

Sub-advisory agreements exist between the Advisor and the following Sub-Advisors:

Sub-Advisors
Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.
Small Cap Growth Fund	Mazama Capital Management, Inc.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

Year Ended 8/31/2006
Behavioral Growth Fund	$7
Behavioral Value Fund	17
Realty Income Fund	7
Small Cap Growth Fund	10

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

44   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a
Small Cap Growth Fund	0.25	n/a	n/a	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2006, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$—	(a)	$6
Behavioral Value Fund	8		18
Realty Income Fund	12		4
Small Cap Growth Fund	1		—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10
Small Cap Growth Fund	0.25	n/a	n/a	n/a	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a	1.40	n/a
Realty Income Fund	1.40	1.90	1.90	0.95%	1.00	n/a
Small Cap Growth Fund	1.60	n/a	n/a	n/a	1.20	n/a

The contractual expense limitation agreements were in effect for the year ended August 31, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006, except for R Class Shares which is in place until at least December 31, 2007.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

For the year ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$48	$17	$89	$154
Behavioral Value Fund	38	14	101	153
Realty Income Fund	662	32	—	694
Small Cap Growth Fund	—	114	—	114

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2006, Behavioral Value Fund and Small Cap Growth Fund incurred approximately (in thousands) $1 and $241, respectively, as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

During the year ended August 31, 2006, Mazama Capital Management Inc. (“Mazama”), subadvisor to the Undiscovered Managers Small Cap Growth Fund, informed J.P. Morgan Investment Management Inc. that Mazama had purchased certain securities through JPMorgan Securities Inc. (“JPMSI”), which did not comply with Section 10(f) and Rule 10(f)-3 of the Investment Company Act. During the year ended August 31, 2006, Mazama and JPMSI made payments to the Fund in the amount of $106 (in thousands) related to these transactions.

4. Investment Transactions

During the year ended August 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$132,109	$154,841
Behavioral Value Fund	117,912	61,688
Realty Income Fund	254,900	285,138
Small Cap Growth Fund	294,784	301,839

During the year ended August 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$100,980	$21,189	$4,449	$16,740
Behavioral Value Fund	188,506	34,006	13,644	20,362
Realty Income Fund	129,857	35,114	669	34,445
Small Cap Growth Fund	286,630	31,107	25,790	5,317

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investments (Realty Income Fund).

46   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows (amounts in thousands):

	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—
Behavioral Value Fund	503	8,685	9,188
Realty Income Fund	19,112	25,185	44,297
Small Cap Growth Fund	2,975	1,375	4,350

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Behavioral Growth Fund	$—	$—	$—
Behavioral Value Fund	946	4,695	5,641
Realty Income Fund	7,938	41,895	49,833
Small Cap Growth Fund	4,152	4,797	8,949

At August 31, 2006 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$—	$(44,737)	$16,740
Behavioral Value Fund	28	6,985	20,362
Realty Income Fund	10,081	12,606	34,445
Small Cap Growth Fund	14,211	7,683	5,317

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and mark to market of passive foreign investments (Realty Income Fund).

As of August 31, 2006, the following Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires 2010	Total
Behavioral Growth Fund	$44,737	$44,737

During the year ended August 31, 2006, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Behavioral Growth Fund	$14,043

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   47

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of August 31, 2006. The average borrowings for the year ended August 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Realty Income Fund	$1,440	6	$ 1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

Realty Income Fund invests primarily in shares of REITs. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

As of August 31, 2006, Small Cap Growth Fund invested approximately 21.1% of its portfolio in Semiconductors and Semiconductor Equipment.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. Subsequent Event

On October 12, 2006, certain shareholders of the Behavioral Value Fund redeemed shares and the Behavioral Value Fund paid the redemption proceeds primarily by means of redemption in-kind of the Behavioral Value Fund’s portfolio securities. Cash and portfolio securities were transferred at a market value of $52,556 (in thousands), which was 24.9% of the net assets of the Behavioral Value Fund, which resulted in gains (losses) of $12,504 (in thousands) for book purposes.

48   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Undiscovered Managers Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, JPMorgan Realty Income Fund and Undiscovered Managers Small Cap Growth Fund (hereafter collectively referred to as the “Funds”) at August 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before August 31, 2003 were audited by other independent auditors whose report, dated October 17, 2003, expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
October 25, 2006

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   49

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

50   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   51

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

52   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   53

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual*	$1,000.00	$892.70	$7.87	1.65%
Hypothetical*	1,000.00	1,016.89	8.39	1.65
Class B
Actual*	1,000.00	890.90	10.25	2.15
Hypothetical*	1,000.00	1,014.37	10.92	2.15
Class C
Actual*	1,000.00	890.90	10.25	2.15
Hypothetical*	1,000.00	1,014.37	10.92	2.15
Institutional Class
Actual*	1,000.00	894.30	6.21	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Investor Class
Actual*	1,000.00	892.70	7.87	1.65
Hypothetical*	1,000.00	1,016.89	8.39	1.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

54   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual*	$1,000.00	$979.10	$7.98	1.60%
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Class B
Actual*	1,000.00	976.70	10.46	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Class C
Actual*	1,000.00	976.70	10.46	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Institutional Class
Actual*	1,000.00	980.20	6.99	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40

Realty Income Fund
Class A
Actual*	1,000.00	1,108.20	7.44	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class B
Actual*	1,000.00	1,105.10	10.08	1.90
Hypothetical*	1,000.00	1,015.63	9.65	1.90
Class C
Actual*	1,000.00	1,104.90	10.08	1.90
Hypothetical*	1,000.00	1,015.63	9.65	1.90
R Class
Actual**	1,000.00	1,154.10	3.03	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Institutional Class
Actual*	1,000.00	1,110.30	5.32	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Small Cap Growth Fund
Class A
Actual*	1,000.00	889.90	7.62	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Institutional Class
Actual*	1,000.00	891.50	5.72	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the actual period).

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory and sub-advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

56   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund and JPMorgan Realty Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Undiscovered Managers Behavioral Growth Fund’s performance in the third, second and second quintiles for the one, three and five year periods,

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

respectively, and concluded that the performance was reasonable. The Trustees were satisfied with the performance attribution explanations provided by the Sub-Advisor.

The Trustees noted the Undiscovered Managers Behavioral Value Fund’s performance in the third, first and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable. The Trustees were satisfied with the performance attribution explanations provided by the Sub-Advisor.

The Trustees noted the JPMorgan Realty Income Fund’s performance in the first, second and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Undiscovered Managers Small Cap Growth Fund’s performance in the fifth, second and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable. The Trustees discussed the performance of the Fund with the Sub-Advisor and were satisfied with the action being taken.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s total actual expenses were in the fourth quintile and net advisory fee was in the fifth quintile. In this regard, the Trustees considered information related to the specifics of the structure and nature of the Fund, including the Sub-Advisory relationship.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s total actual expenses were in the fourth quintile and net advisory fee was in the fifth quintile. In this regard, the Trustees considered information related to the specifics of the structure and nature of the Fund, including the Sub-Advisory relationship.

The Trustees noted that the JPMorgan Realty Income Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Undiscovered Managers Small Cap Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile and the total actual expenses were in the third quintile of its Universe Group.

58   UNDISCOVERED MANAGERS FUNDS        AUGUST 31, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended August 31, 2006:

Dividend Received Deduction
Behavioral Value Fund	100.00%
Small Cap Growth Fund	78.43
Realty Income Fund	0.07

Funds with Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
Behavioral Value Fund	$8,685
Realty Income Fund	25,184
Small Cap Growth Fund	1,378

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended August 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Behavioral Value Fund	$503
Small Cap Growth Fund	561

Short Term Capital Gain Designation

For the fiscal year ended August 31, 2006, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Short-Term Gain
Behavioral Value Fund	$503
Realty Income Fund	3,103

AUGUST 31, 2006        UNDISCOVERED MANAGERS FUNDS   59

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	AN-UM-806

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)	Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2005 – $160,780
2006 – $177,984

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2004 – $9,397,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2005 – $28,000
2006 – $29,560

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2005 and 2006.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2005 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 – 100.00%

2006 – 100.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

November 8, 2006